SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 27, 1996


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                     68-0306514
(State or other                (Commission             (I.R.S. Employer
jurisdiction of                File Number)          Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:    (510) 283-8910









Item 5.  Other Events

        On March 27, 1996, Bedford Property Investors, Inc. (the Company) acquired Laguna Hills Square, a three-building, 48,912 square foot office complex located in Laguna Hills, California, from Penn Mutual Life Insurance Company. On April 15, 1996, the Company acquired Westech Business Center, a five-building, 143,950 square foot service industrial project located in Phoenix, Arizona, from Western Rim Investors. On May 3, 1996, the Company acquired 100 View Street, a two-story, 42,141 square foot office building located in Mountain View, California, from Woodland Hills Properties-W, Inc. On May 30, 1996, the Company acquired Fourier Avenue, a two-building, 104,000 square foot research and development/office complex located in Fremont, California, from the Mutual Life Insurance Company of New York. On June 5, 1996, the Company acquired a 4.8 acre parcel of land in Lenexa, Kansas, from Glenn and Cathy Zumbehl. The Company plans to construct a 68,000 square foot building on the site. On July 9, 1996, the Company acquired Lundy Avenue, a 60,248 square foot research and development building located in San Jose, California, from The Equitable Life Assurance Society of the United States. On July 31, 1996, the Company acquired a six acre parcel of land located in Phoenix, Arizona, from Collin Equities, Inc. The Company plans to construct two buildings on the site totalling 81,000 square feet to complement Westech Business Center. On September 5, 1996, the Company acquired Kenyon Center, 115 Mason Circle, and 47600 Westinghouse Drive. Kenyon Center, a four-story, 98,840 square foot suburban office building located in Bellevue, Washington, was purchased from Kenyon Center Investment Company. 115 Mason Circle, a 35,000 square foot warehouse located in Concord, California, was purchased from AB REO IV, LLC. 47600 Westinghouse Drive, a 24,030 square foot research and development building located in Fremont, California, was purchased from Mutual Life Insurance Company of New York. On September 19, 1996, the Company acquired 860-870 Napa Valley Corporate Way, a 67,775 square foot service center/office complex located in Napa, California, from AB REO V, LLC. On October 7, 1996, the Company acquired Carroll Tech Center, a three-building, 88,829 square foot research and development complex located in San Diego, California, from Bay 511 Corporation. On October 15, 1996, the Company acquired 47633 Westinghouse Drive and Westinghouse land. 47633 Westinghouse Drive, a 50,088 square foot research and development building located in Fremont, California, and the Westinghouse land, 4.48 acres of vacant land adjacent to the building, were purchased from Gemini Japan Co., Inc. On October 17, 1996, the Company acquired Vista Building 1 and 2, which consists of a two-building, 90,058 square foot industrial complex located in Vista, California, from Mitsui Fudosan (U.S.A.), Inc.

        The acquisitions were financed with borrowings from the Company's credit facility with Bank of America, except for the purchase of Westech Business Center and Lenexa land. The acquisition of Westech Business Center was financed with proceeds from the common stock offering which was completed on April 24, 1996. The purchase price of Lenexa land consists of $75,000 cash and a non-interest bearing note of $433,000 due and payable in December 1997.




The following table sets forth the Company's real estate acquisitions during 1996 through November 26, 1996 (in thousands):

                                                    1995 Operating Income
                               Acquisition     Gross    Operating   Operating
Property                          Costs       Income     Expenses     Income
Kenyon Center                    $12,345      $1,101     $  -         $1,101
Fourier Avenue                     9,138       -             231        (231)
Westech Business Center            7,952       1,177         309         868
Carroll Tech Center                7,151       1,114         183         931
Laguna Hills Square                6,094       1,116         362         754
Vista Buildings 1 and 2            5,179         491         101         390
860-870 Napa Valley
   Corporate Way                   4,448         399         272         127
47633 Westinghouse Drive           4,290         629         145         484
Lundy Avenue                       4,239         494         166         328
100 View Street                    4,164         640         377         263
Westinghouse Land                  1,624        -             15         (15)
115 Mason Circle                   1,552         201          70         131
47600 Westinghouse Drive           1,423         174          68         106
Phoenix land                       1,033        -             11         (11)
Lenexa land                          519        -              6          (6)

Property operating information for all properties with acquisition costs in excess of $6,000,000 (4.5% of total assets at December 31, 1995) is included in the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 presented under Item 7.

Item 7, Financial Statement and Exhibits

   (a)  Financial Statements
        The combined Historical Summary of Gross Income and Direct Operating Expenses of Laguna Hills Square, Westech Business Center, Fourier Avenue, Kenyon Center and Carroll Tech Center for the year ended December 31, 1995 (see Attachment
        A).

   (b)  Pro Forma Financial Information
        The pro forma consolidated balance sheet as of September 30, 1996 and pro forma consolidated income statements for nine months ended September 30, 1996 and for the year ended December 31, 1995, showing the effect resulting from the acquisition of: 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street #1, Ninety-Ninth Street #2, 6600 College Boulevard, 3002 Dow Business Center, the Landsing Pacific Portfolio, Laguna Hills Square, Westech Business Center, 100 View Street, Fourier Avenue, Lenexa land, Lundy Avenue, Phoenix land, Kenyon Center, 115 Mason Circle, 47600 Westinghouse Drive, Napa Valley Corporate Way, Carroll Tech Center, 47633 Westinghouse Drive, Westinghouse land and Vista Buildings 1 and 2 and the disposition of Cody Street Park and IBM Building were incorporated under "Item 5. Other Information" of the Company's Form 10-Q for the quarter ended September 30, 1996, which was filed on November 13, 1996.

   (c)  Exhibits

        Exhibit 23.1 consent of KPMG Peat Marwick LLP


   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Donald A. Lorenz
                            Donald A. Lorenz
                            Executive Vice President and
                            Chief Financial Officer

Date:  November 26, 1996
                           Attachment A

  Laguna Hills Square, Westech Business Center, Fourier Avenue,
              Kenyon Center and Carroll Tech Center

COMBINED     HISTORICAL SUMMARY OF GROSS INCOME AND
                    DIRECT OPERATING EXPENSES

                  Year Ended December 31, 1995


                            CONTENTS

Independent Auditors' Report                              1

Combined Historical Summary of Gross
   Income and Direct Operating Expenses                        2

Notes to Combined Historical Summary of
  Gross Income and Direct Operating Expenses                   2-3

                   Independent Auditors' Report

The Board of Directors
Bedford Property Investors, Inc:


We have audited the accompanying combined historical summary of gross income and direct operating expenses (the Summary) of Laguna Hills Square, Westech Business Center, Fourier Avenue, Kenyon Center and Carroll Tech Center (the Properties) for the year ended December 31, 1995. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses as described in note A and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of the expenses described in note A, of the Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                      KPMG Peat Marwick LLP
San Francisco, California
November 21, 1996

     Laguna Hills Square, Westech Business Center, Fourier Avenue,
                 Kenyon Center and Carroll Tech Center

              Combined Historical Summary of Gross Income
                    and Direct Operating Expenses


                    Year Ended December 31, 1995

        Gross income:
          Rental income                          $4,093,183
          Common area reimbursement                 268,891
          Other                                     145,613
                                                  4,507,687
        Direct operating expenses:
          Real property tax                         307,856
          Repairs and maintenance                   337,908
          Utilities                                 222,361
          Insurance                                  68,631
          Administrative                             56,372
          Miscellaneous                              91,805
                                                  1,084,933
        Operating income                         $3,422,754


Notes to Combined Historical Summary of Gross Income and Direct
Operating Expenses

A. Property and Basis of Accounting

   The Combined Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Laguna Hills Square, Westech Business Center, Fourier Avenue, Kenyon Center and Carroll Tech Center (the Properties).

   In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

   The acquisition of the Properties may result in new valuations for purposes of determining future property tax assessments.

   Rental income of the Properties is recognized on a straight line basis over the term of the related leases. For 1995, aggregate rental income exceeded contractual rentals by $120,650.


B. Leases

   Minimum future rental receipts of the Properties as of December 31, 1995 are as follows (in thousands):


                1996                               $  3,986
                1997                                  3,420
                1998                                  2,790
                1999                                  1,978
                2000                                  1,003
                2001 and thereafter                     925
                                                    $14,102

        The minimum future rental receipts shown above do not include tenants obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

        Pro forma cash available from operations and pro forma taxable income for 1995 are shown below. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. Bedford Property Investors, Inc. intends to pay dividends in amounts that exceed 95% of taxable income requirements. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

           Revenues (1)                          $4,387,037
           Operating expenses                     1,084,933
           Cash available from
             operations                           3,302,104
           Depreciation expense                     698,611

                 Taxable income                  $2,603,493

(1) Excludes $120,650 which represents the excess of aggregate rental income on a straight-line basis over contractual rents.




Exhibit 23.1


Consent of Independent Certified Public Accountants


The Board of Directors
Bedford Property Investors, Inc.:

We consent to the incorporation by reference in the registration statement (No. 333-xxxxx) on Form S-3 of Bedford Property Investors, Inc. of our report dated November 21, 1996 relating to the combined historical summary of gross income and direct operating expenses of Laguna Hills Square, Westech Business Center, Fourier Avenue, Kenyon Center and Carroll Tech Center for the year ended December 31, 1995.



                                      KPMG Peat Marwick LLP
San Francisco, California
November 27, 1996